Exhibit 99.2

Presentation to Lenders March 22, 2006

Forward Looking Statements Statements in this presentation which are not entirely historical constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana's expectations based on our current information and assumptions. However, forward-looking statements are inherently subject to risks and uncertainties, and Dana's actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include the cyclical nature of the vehicular markets we serve, particularly the heavy-duty commercial vehicle market; changes in the competitive environment in our markets due, in part, to outsourcing and consolidation by our customers; changes in national and international economic conditions that affect our markets, such as increased fuel prices and legislation regulating vehicle emissions; potential adverse effects on our operations and business from terrorism or hostilities; the strength of other currencies in the overseas countries in which we do business relative to the U.S. dollar; increases in our commodity costs (including steel, other raw materials, and energy) that we cannot recoup in our product pricing; our success in implementing our cost-savings, lean manufacturing and VA/VE (value added/value engineering) programs; changes in business relationships with our major customers and in the timing, size and continuation of their programs; the ability of our customers to maintain their market positions and achieve their projected sales and production levels; the ability of our suppliers to maintain their projected production levels and furnish critical components for our products, as well as other necessary goods and services; competitive pressures on our sales from other vehicle component suppliers; price reduction pressures from our customers; the impact of our U.S. chapter 11 bankruptcy filing on our operations, financial results and cash flows; and our ability to complete our previously announced strategic actions as contemplated (including the divestiture of our non-core engine hard parts, fluid products and pump products businesses; the operational restructuring in our Automotive Systems Group and our Commercial Vehicle business; the dissolution of our Mexican joint venture, Spicer S.A. de C.V.; the finalization of our Chinese joint venture, Dongfeng Axle Co., Ltd.); and other factors set out in our public filings with the Securities and Exchange Commission. Forward-looking statements in this presentation speak only as of the date of this presentation. Dana does not undertake to update such forward-looking statements.

Introduction Dana Corporation ("Dana" or the "Company") is pleased to have the opportunity to meet with [Standard & Poor's] in connection with formally requesting the rating of its $1.45 billion debtor-in- possession financing facility (the "DIP Facility") Presenter Title Michael J. Burns Ken Hiltz Ted Stenger Nick Stanage Teresa Mulawa Shapleigh Smith Chairman of the Board, President, Chief Executive Officer, and Chief Operating Officer Chief Financial Officer Chief Restructuring Officer President, Heavy Vehicle Products Treasurer Managing Director, Citigroup

Agenda Situation Overview Business Overview Strategic Initiatives Historical Financial Review Syndication Overview Key Credit Considerations Public Lender Q&A Liquidity and Financial Review Borrowing Base & Collateral Review Private Lender Q&A

Situation Overview

Introduction On March 3, 2006 (the "Petition Date"), Dana and most of its U.S. subsidiaries filed chapter 11 in the United States Bankruptcy Court for the Southern District of New York None of Dana's non-U.S. subsidiaries nor Dana Credit Corporation have filed chapter 11 or sought relief under any other insolvency laws Dana is comprised of over 300 corporate entities: The debtors consist of Dana Corporation and 40 of its direct and indirect subsidiaries The remaining entities are direct and indirect domestic / foreign subsidiaries of Dana that are not debtors As of the Petition Date, Dana Corporation and its subsidiaries (excluding Dana Credit Corporation) had approximately $2.5 billion in outstanding indebtedness, of which $584 million was secured debt and $1.9 billion was unsecured debt

Events Leading to Chapter 11 Filing Dana's chapter 11 filing was driven by several external factors that have severely impacted the Company's operations and financial performance: Continued decline in the market share of Dana's largest customers (e.g., U.S.-based OEMs, including Ford and GM), which has resulted in declining sales to them and increased pricing pressures by the OEMs Continued high commodity prices, including costs for steel and other raw materials Rising energy costs Tightening of available trade debt The factors that led to the chapter 11 filing are a symptom of a much broader downturn in the U.S. auto market, which already has taken its toll on several of the Company's suppliers and competitors including: Delphi Corporation Tower Automotive, Inc. Collins & Aikman Corporation Meridian Automotive Systems, Inc.

Chapter 11 Filing Objectives The Company filed chapter 11 with the following primary objectives: Improve its near term U.S. liquidity position through a DIP financing arrangement, allowing it to manufacture and deliver quality products to its customers without interruption Utilize the relief of the automatic stay and other aspects of the Bankruptcy Code to give itself time to conduct a thorough strategic review of the entire business and implement changes to improve the Company's operating and financial profile Modify the Company's capital structure through a plan of reorganization to match the Company's profit and cash generating abilities Ultimately, Dana expects to emerge from these cases as a stronger, more financially sound business with operations that lead the U.S. automotive industry and the worldwide market

Chapter 11 Game Plan Continue to stabilize the U.S. operations in the immediate wake of the chapter 11 filing Complete the 2005 audit and release 2005 financial results Manage relationships with customers, suppliers, employees and other stakeholders Communicate openly and frequently Utilize vendor related First Day Orders to maintain vendor support Continue to supply high quality products to our customers Conduct a thorough strategic review of the entire enterprise Develop a business plan based upon the strategic review and implement strategic initiatives Develop a plan of reorganization and emerge from chapter 11 Will be based upon the business plan developed Establish an appropriate capital structure to position the Company for future success Our suppliers and customers remain supportive of our business.

DIP Financing Summary On the Petition Date, Dana received Court approval to utilize up to $800 million of the DIP facility on an interim basis pending a final order, expected March 29, approving the full facility The final $1.45 billion DIP facility will consist of: $750 million Revolving Credit Facility governed by a borrowing base $700 million Term Loan In addition, Dana expects to have additional liquidity from a $100 million Canadian Revolver to be made available to Dana Canada The DIP facility will be utilized to: Repay the Company's pre-petition secured debt Issue letters-of-credit to support the Company's domestic and international operations Support working capital requirements and general corporate purposes

Business Overview

Dana Vision and Strategy Our vision is for Dana to operate efficiently as one integrated company focused on growing our core light- and heavy-drivetrain products, structures, thermal, and sealing businesses. This refocused product array will help us better support our global automotive, commercial vehicle, and off-highway markets. Our vision also includes achieving much stronger cost and operating levels, which will enable us to prosper and grow. This vision is not changed by our chapter 11 proceedings - in fact, we will utilize bankruptcy protection to help us to drive necessary change and achieve our vision. Dana Vision Operating Strategy ASG Increase penetration with select existing customers Diversify customer base and geographic coverage Rationalize products and programs Innovative technology Shifting to low-cost country footprint Grow off-highway share Increase non-NAFTA Commercial Vehicle business "Variablize" fixed costs through outsourcing Rationalize products and programs Shifting to low-cost country footprint HVTSG Aggressively reduce cost and leverage capabilities.

Overview of Continuing Business

	Automotive Systems	Heavy Vehicle Technologies & Systems
	 	 
Core Products	◆ Torque and traction technologies (axles, driveshafts, and drivelines) ◆ Structural and chassis technology solutions (structures and steering and suspension components) ◆ Systems integration technology (including modular systems) ◆ Sealing systems (gaskets, cam covers) ◆ Thermal management (thermal acoustical shields, heat exchangers, small radiators) ◆ Fuel cell products	◆ Commercial Vehicle: front-steer axles, single- and tandem-drive axles, trailer axles, chassis and air-ride suspension modules, brakes, and driveshafts ◆ Off-Highway: single-reduction and planetary axles, brakes (dry disc, hub and drum, and wet disc, transaxles, transmissions, electronic controls, driveshafts and end fittings, and modules and systems)
Divestitures	◆ Fluid routing (fuel rails, brake lines, HVAC routing) ◆ Engine hard parts (piston rings, engine anti-friction bearings) ◆ Pumps (OE and aftermarket)	

(c) 2006 Dana Corporation. Presentation dated March 22, 2006. Forward-looking statements in this presentation are subject to risks and uncertainties. Actual results may differ from those currently anticipated. See Slide 2 for risk factors.

13

Dana's Product Capability

Axles Driveshafts Structures Sealing Products Thermal Systems Modules & Systems Dana's Core Competencies

Diverse Markets and Customers Diversified by Markets Dana's Customers 2005E Sales: $8.6 billion Note: Based on full-year sales ended Dec. 31, 2005. (1) Next 5 represent PACCAR, Navistar, Renault-Nissan, Volvo Truck, and Toyota. Discontinued Operations have been removed.

Automotive Commercial Vehicle & Off-Highway Customer Base

Global Footprint 176 major facilities in 28 countries. United Kingdom Belgium France Spain Italy Austria Germany Sweden Slovakia Turkey South Korea India China Japan Taiwan Thailand Mexico Canada United States Venezuela Colombia Brazil Uruguay Argentina South Africa Hungary Australia Switzerland

ASG HVTSG Pluses Minuses Net $405M vs. 2005 Net $415M vs. 2006 Net $80M vs. 2007 $900 million in incremental new business Note: Excludes the announced divestitures of engine hard parts, fluid routing and pumps businesses. Estimates based on Dana's review of the projected production schedules of our customers as of February 2006. ($ in millions) Cumulative Net New Business

Net New Business Highlights Geographic Diversity (2005 - 2007) Customer Diversity (2005 - 2007)

Strategic Initiatives

Management Changes Ken Hiltz - Chief Financial Officer CFO at Foster Wheeler Ltd., a global provider of engineering services Chief Restructuring Officer and CFO of Hayes Lemmerz International, Inc., a leading global supplier of automotive and commercial highway wheels and other lightweight components CFO of Joy Global, Inc. (formerly Harnischfeger Industries, Inc.), a global manufacturer of mining equipment Nick Stanage - President of Heavy Vehicle Products Joined Dana in August 2005 Approximately 20 years of experience at Honeywell, Inc., where he most recently served as vice president and general manager of the Engine Systems and Accessories division Ted Stenger - Chief Restructuring Officer Over 20 years of experience assisting major corporations in addressing significant financial and operational changes Most recently served as Chief Restructuring Officer at Fleming Companies, a supplier of consumer packaged goods Previous restructuring assignments included service as Treasurer at Kmart Corporation, restructuring advisor to Allied Holdings, financial advisor to Fruit of the Loom, and restructuring advisor to FINOVA Group Tom Stone - President of Traction Products Joined Dana in June 2005 10 years of experience with GKN in a number of senior global automotive leadership positions Prior to joining GKN, Mr. Stone held senior positions in Varity Corporation and General Electric Significant experience in torque and traction products and a track record of building businesses on a global basis

Near-Term Strategic Objectives Continue to stabilize the U.S. operations in the immediate wake of the chapter 11 filing To date there have been minimal customer interruptions Vendor related First Day Orders are being used to maintain vendor support Our suppliers and customers remain supportive of Dana Ongoing commitment to the Global Enterprise Foreign non-debtors are fundamentally sound and generally self-sufficient Complete Mexican JV dissolution (Spicer S.A.), as previously announced Complete asset sales Continue pursuing previously announced divestitures (engine hard parts, fluid routing and pumps) Normal course asset sales Complete the consolidation of various facilities and transition of certain production Identify immediate cost savings opportunities provided by chapter 11 process such as lease and contract rejections

Mid-Term Strategic Objectives Focus on core products and competencies Rationalize products and programs to improve efficiency and profitability Decrease dependence on Big 3 customers Realign global footprint to improve labor and logistics costs Reduce material costs Improve sourcing and contractual terms Streamline operating and organizational structure to reduce cost base Consolidate and / or eliminate redundant departments Other costs through chapter 11 opportunities

Divest Non-Core Assets Divesting three non-core businesses (engine hard parts, fluid routing, pumps) In aggregate, these businesses employ 9,800 workers, operate 44 facilities and generated $1.3 billion in 2004 sales Dana recorded non-cash charges of $398 million in the second half of 2005 to reduce the net assets of these businesses to recognizable value Other asset realignments

Production Rationalization Underway Increasing capacity in Monterrey and Toluca, Mexico Consolidating Commercial Vehicle service parts network Consolidating Buena Vista, VA axle facility into Dry Ridge, KY Transitioning production of Bristol, VA driveshaft facility to Dana Mexico facility Moving steering shaft component and assembly operations from Lima, OH to Dana Mexico facility Consolidating 5 existing facilities into two with closure of Danville, IN, Sheffield, PA and Burlington, Ontario

Shift to Low Cost Footprint Mexican Joint Venture (Spicer) serves as a model for similar production shifts Will allow the Company to manage North American business to meet OE customers' requirements Adds manufacturing in a lower cost country to support U.S. customers without dilution from existing JV partner's equity Utilize growing low-cost capability in China, India, Eastern Europe, and South America

Diversify Customer Base Diversify customer base and geographic coverage Reduce dependence on Big 3 Identify new markets and / or expand market share in existing international markets Note: Based on full-year sales ended Dec. 31, 1999 and Dec. 31, 2005 50/50 Goal

Grow Commercial Vehicle and Off-Highway Share Expand global footprint, including Hungary, China, and India Focused growth strategies Prioritize customer needs and values Grow higher volume markets and protect current lower volume business Align and grow with customers globally Product technology Develop and expand product and system solutions Focused product planning on target markets / customers Consistent delivery and quality performance Commercial Vehicle Off-Highway Target Commercial Vehicle business opportunities consistent with evolving OEM strategies 9 OEM's comprise 80% of medium-duty market 10 OEM's comprise 80% of heavy-duty market Increase global production capabilities Leverage high-volume automotive manufacturing processes and footprint

Historical Financial Overview

Historical Financials See slides 46-48 for a reconciliation of the above amounts to the consolidated financial statements.

4th Quarter 2005 Charges EBIT Q4'04 to Q4'05 Reduction of $111 million Investigations and other charges relating to restatement: $8 million Pension curtailment charges: $9 million Unusual warranty charge: $8 million Reduced other income: $12 million Adverse impact of production mix and volumes Continuing cost pressure on basic commodities Production inefficiencies "Below the Line" Q4'04 to Q4'05 Goodwill impairment: $53 million Realignment charges and related asset impairments: $45 million Accounting charge: $2 million Loss on asset sales: $7 million Previously announced discontinued operations: $123 million $74 million

Transaction Overview

Sources and Uses Sources Uses

Pro Forma Capitalization

Syndication Overview

Final DIP Revolving Credit Facility Term Sheet FACILITY: Superpriority Senior Secured Asset Based Revolving Credit Facility AMOUNT: $750 million BORROWER: Dana Corporation GUARANTORS: Domestic debtor subsidiaries ADMINISTRATIVE AGENT: Citicorp North America, Inc. LEAD ARRANGERS: Citigroup Global Markets Inc., JP Morgan Securities Inc., and Banc of America Securities LLC MATURITY: 1.5 years or, if earlier, the date of substantial consummation of a Plan of Reorganization INTEREST RATE: L + 225 bps UNUSED COMMITMENT FEE: 37.5 bps FACILITY AVAILABILITY: Availability governed by a borrowing base equal to the sum of (i) up to 85% of eligible receivables and (ii) 85% of net orderly liquidation value ("NOLV") of eligible inventory SECURITY: Superpriority claim and first lien on all domestic current assets and second lien on assets securing DIP Term Loan B FINANCIAL COVENANTS: (i) Minimum global EBITDAR, (ii) minimum DIP Revolving Credit availability, and (iii) maximum capital expenditures MANDATORY PREPAYMENTS: To the extent assets sold are included in borrowing base

Final DIP Term Loan B Term Sheet FACILITY: Superpriority Senior Secured Term Loan AMOUNT: $700 million BORROWER: Dana Corporation GUARANTORS: Domestic debtor subsidiaries ADMINISTRATIVE AGENT: Citicorp North America, Inc. LEAD ARRANGERS: Citigroup Global Markets Inc., JP Morgan Securities Inc., and Banc of America Securities LLC MATURITY: Coterminous with DIP Revolving Credit Facility INTEREST RATE: L + 275 bps SECURITY: Superpriority claim and first lien on all domestic assets (except for current assets), stock of foreign subsidiaries and second lien on assets securing DIP Revolving Credit Facility FINANCIAL COVENANTS: (i) Minimum global EBITDAR, (ii) minimum DIP Revolving Credit availability, and (iii) maximum capital expenditures MANDATORY PREPAYMENTS: 100% of net asset sale proceeds (other than, without limitation, (i) any proceeds from proposed divestitures publicly disclosed as of the Closing Date and certain other permitted divestitures and (ii) any proceeds from an asset sale or series of related asset sales that are less than $5,000,000), subject to certain reinvestment rights and other customary exceptions as agreed

Canadian Facility Term Sheet FACILITY: Senior Secured Revolving Credit Facility AMOUNT: $100 million BORROWER: Dana Canada Corporation ADMINISTRATIVE AGENT: Citigroup LEAD ARRANGERS: Citigroup, JP Morgan, and Banc of America MATURITY: Coterminous with DIP Revolving Credit Facility INTEREST RATE: L + 225 bps AMORTIZATION: None FACILITY AVAILABILITY: Availability governed by a borrowing base equal to the sum of (i) up to 85% of eligible receivables, (ii) 85% of net orderly liquidation value of eligible inventory, (iii) 80% of net orderly orderly liquidation value of eligible machinery and equipment, and (iv) 60% of fair market value of real estate SECURITY: First lien on substantially all Canadian assets of the Company FINANCIAL COVENANTS: (i) TBD and (ii) maximum capital expenditures MANDATORY PREPAYMENTS: To the extent assets sold are included in borrowing base

Borrowing Base and Collateral Coverage Borrowing Base $750 million DIP Revolver will be governed by a borrowing base consisting of domestic accounts receivable and inventory $100 million Canadian Facility will be governed by a borrowing base consisting of Canadian accounts receivable, inventory, machinery and equipment, and real estate Monthly borrowing base reporting Quarterly field examinations Annual appraisals Term Loan B Collateral US real estate and machinery & equipment with a book value of $730 million as of December 31, 2005 2005 foreign EBITDA of $459.4 million (includes interest income of $20.0 million) Second lien on assets securing DIP Revolving Credit Facility

Timetable Event Date March 2006 March 2006 March 2006 March 2006 March 2006 March 2006 March 2006 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 April 2006 April 2006 April 2006 April 2006 April 2006 April 2006 April 2006 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Rating Agency Meetings March 21 Lenders meeting March 22 Final Order March 29 Funding of Final DIP March 29 Commitments due from prospective lenders April 5

Key Credit Considerations

Key Credit Considerations Leading global automotive supplier of light and heavy-drivetrain products, structures, thermal, and sealing systems Diversified business mix and geographic presence minimizes revenue volatility 48% of 2005 revenue derived from commercial vehicle and off-highway markets Reducing dependence on Big 3 ~ 50% of 2009 light vehicle revenue targeted from non-Big 3 customers Long-standing relationships with leading global OEM's Leading product capabilities across core competencies drives customer retention Sufficient liquidity Attractive collateral coverage with superpriority claim status $750 million DIP Revolver governed by a borrowing base consisting of domestic accounts receivable and inventory Superpriority claim and first lien on all domestic current assets and second lien on assets securing DIP Term Loan B $700 million DIP Term Loan B Superpriority claim and first lien on all domestic assets (except for current assets), stock of foreign subsidiaries and second lien on assets securing DIP Revolver

Public Lender Q&A

Appendix - Public

Reconciliation of Historical Financials

4th Quarter and FY 2004 Reconciliation

4th Quarter and FY 2005 Reconciliation